Exhibit 99.3

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF ACCEPTANCE AND TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IS COMPLETED. THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IS FOR USE IN ACCEPTING THE OFFER BY STOCKERYALE WATERLOO ACQUISITION INC. TO PURCHASE ALL OF THE OUTSTANDING COMMON SHARES (INCLUDING ASSOCIATED RIGHTS UNDER THE SHAREHOLDER RIGHTS PLAN) OF VIRTEK VISION INTERNATIONAL INC.

LETTER OF ACCEPTANCE AND TRANSMITTAL

for Deposit of Common Shares

(together with associated rights under the shareholder rights plans) of

VIRTEK VISION INTERNATIONAL INC.

pursuant to the Offer to Purchase dated June 27, 2008 made by

STOCKERYALE WATERLOO ACQUISITION INC.

a wholly-owned subsidiary of

STOCKERYALE, INC.

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 11:59 P.M. (TORONTO TIME)

ON AUGUST 1, 2008, UNLESS THE OFFER IS EXTENDED OR WITHDRAWN (THE “EXPIRY TIME”).

This Letter of Acceptance and Transmittal or a manually signed facsimile hereof, properly completed and duly executed as required by the instructions set forth below, together with all other required documents, must accompany share certificates and rights certificates, if applicable, representing common shares of Virtek Vision International Inc. (“Virtek”) (the common shares collectively and together, unless the context otherwise requires, with associated rights (the “SRP Rights”) issued and outstanding under the shareholder rights plan of Virtek, the “Common Shares”) deposited pursuant to the offer to purchase for cash (the “Offer”) dated June 27, 2008 made by StockerYale Waterloo Acquisition Inc. (the “Offeror”), a wholly-owned subsidiary of StockerYale, Inc, to holders of Common Shares (the “Shareholders”) and must be received by Computershare Investor Services Inc. (the “Depositary”) at or prior to the Expiry Time at one of the offices listed below.

The terms and conditions of the Offer are incorporated by reference in this Letter of Acceptance and Transmittal. Capitalized terms used but not defined in this Letter of Acceptance and Transmittal which are defined in the Offer to Purchase and the take-over bid circular, accompanying and forming a part of the Offer (the “Circular”) dated June 27, 2008, have the respective meanings set out in the Offer to Purchase and the Circular.

Shareholders can also accept the Offer by following the procedures for book-entry transfer set forth in Section 3 of the Offer, “Manner of Acceptance — Acceptance by Book-Entry Transfer”. A Shareholder accepting the Offer by following the procedures for book-entry transfer with CDSX or DTC does not need to use this Letter of Acceptance and Transmittal and will be deemed to have completed and submitted a Letter of Acceptance and Transmittal and be bound by the terms hereof. However, if a Shareholder is following the procedures for book-entry transfer with DTC and does not have an accompanying Agent’s Message, a Letter of Acceptance and Transmittal must be completed.

A Shareholder who wishes to deposit Common Shares pursuant to the Offer and the certificates representing the Common Shares are not immediately available or the Shareholder is not able to deliver the certificates and all other required documents to the Depositary at or prior to the Expiry Time must deposit their Common Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Procedure for Guaranteed Delivery” and Instruction 2 to this Letter of Acceptance and Transmittal.

The Depositary, the Information Agent or your broker or other financial advisor can assist you in completing this Letter of Acceptance and Transmittal (see back page of this Letter of Acceptance and Transmittal for addresses and telephone numbers). Persons whose Common Shares are registered in the name of a nominee should contact their broker, investment dealer, bank, trust company or other nominee if they wish to accept the Offer.

TO:	StockerYale Waterloo Acquisition Inc.
AND TO:	Computershare Investor Services Inc. as the Depositary, at its offices set out herein

The undersigned delivers to you the enclosed certificate(s) for Common Shares, including SRP Rights. Subject only to the provisions of the Offer regarding withdrawal, the undersigned irrevocably accepts the Offer to Purchase for such Common Shares upon the terms and conditions contained in the Offer and the Circular. The undersigned understands that by depositing Common Shares to the Offer, the undersigned will be deemed to have deposited the SRP Rights associated with such Common Shares. No additional payment will be made for the SRP Rights and no amount of the consideration to be paid by the Offeror will be allocated to the SRP Rights. The undersigned understands that, unless waived by the Offeror, Shareholders are required to deposit one SRP Right for each Common Share in order to effect a valid deposit of such Common Share or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto. The following are the details of the enclosed certificate(s):

VIRTEK COMMON SHARES (Please print or type. If the space is insufficient, please attach a list in the below form.)
Certificate Number(s) (if available)	Name(s) in which Common Shares registered (please fill in exactly as name(s) appear(s) on Certificate(s))	Number of Common Shares Represented by Certificate	Number of Common Shares Deposited*

TOTAL:

SRP RIGHTS** (Please print or type. If the space is insufficient, please attach a list in the below form.)
Certificate Number(s) (if available)	Name(s) in which SRP Rights registered (please fill in exactly as name(s) appear(s) on Certificate(s))	Number of SRP Rights Represented by Certificate	Number of SRP Rights Deposited*

TOTAL:

* Unless otherwise indicated, all Common Shares and SRP Rights evidenced by any certificate(s) delivered will be deemed to have been deposited under the Offer. See Instruction 6.

** The following procedures must be followed in order to effect the valid delivery of certificates representing SRP Rights (“Rights Certificates”): (i) if the Separation Time has not occurred before the Expiry Time, a deposit of Common Shares by the undersigned will also constitute a deposit of the associated SRP Rights; (ii) if the Separation Time occurs before the Expiry Time and if Rights Certificates have been distributed by Virtek and received by the undersigned prior to the time the undersigned deposits Common Shares under the Offer, Rights Certificate(s) representing SRP Rights equal in number to the number of Common Shares deposited must be delivered to the Depositary with the certificates for the Common Shares; and (iii) if the Separation Time occurs before the Expiry Time and Rights Certificates are not distributed by the time that the undersigned deposits its Common Shares under the Offer, the undersigned may deposit its SRP Rights before receiving Rights Certificate(s) by using the guaranteed delivery procedure described below. See Instruction 2. Note that in any case, a deposit of Common Shares constitutes an agreement by the undersigned to deliver Rights Certificate(s) representing SRP Rights equal in number to the number of Common Shares deposited under the Offer to the Depositary on or before the third trading day on the Toronto Stock Exchange (the “TSX”) after the date, if any, that Rights Certificate(s) are distributed. The Offeror reserves the right to require, if the Separation Time occurs before the Expiry Time that the Depositary receives from the undersigned, prior to taking up the Common Shares for payment pursuant to the Offer, Rights Certificate(s) representing SRP Rights equal in number to the Common Shares deposited by the undersigned.

The undersigned acknowledges receipt of the Offer to Purchase and the Circular dated June 27, 2008 and acknowledges that there will be a binding agreement between the undersigned and the Offeror, effective immediately following the time at which the Offeror takes up Common Shares deposited by the undersigned, in accordance with the terms and conditions of the Offer. The undersigned represents and warrants that: (a) the undersigned has full power and authority to deposit, sell, assign and transfer the Common Shares covered by this Letter of Acceptance and Transmittal delivered to the Depositary (the “Deposited Securities”) and any Distributions (as defined below) being deposited to the Offer; (b) the undersigned owns the Deposited Securities and any Distributions deposited pursuant to the Offer; (c) the Deposited Securities and Distributions have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer the Deposited Securities or Distributions, to any other person; (d) the deposit of the Deposited Securities and Distributions complies with applicable laws; and (e) when the Deposited Securities and Distributions are taken up and paid for by the Offeror, the Offeror will acquire good title thereto, free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others.

IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, subject only to the provisions of the Offer regarding withdrawal, the undersigned irrevocably accepts the Offer for and in respect of the Deposited Securities and, on the terms and subject to the conditions of the Offer, deposits, sells, assigns and transfers to the Offeror all of the right, title and interest of the undersigned in and to the Deposited Securities and in and to all rights and benefits arising from such Deposited Securities, including any and all dividends, distributions, payments, securities, property or other interests (including SRP Rights) which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Securities or any of them on and after the date of the Offer (other than any cash dividend, distribution or payment in respect of which a reduction in the price of the Offer is made pursuant to the provisions of Section 10 of the Offer to Purchase, “Dividends and Distributions; Liens”), but including any dividends, distributions or payments on such dividends, distributions, payments, securities, property or other interests (each a “Distribution” and collectively, “Distributions”).

If on or after the date of the Offer, Virtek should divide, combine, reclassify, consolidate, convert or otherwise change any of the Common Shares or its capitalization, or should disclose that it has taken or intends to take any such action, then the Offeror may, in its sole discretion and without prejudice to its rights under Section 4 of the Offer to Purchase, “Conditions of the Offer”, make such adjustments as it deems appropriate to the purchase price and other terms of the Offer (including, without limitation, the type of securities offered to be purchased and the amount payable therefor) to reflect such division, combination, reclassification, consolidation, conversion or other change.

Common Shares acquired pursuant to the Offer shall be transferred by the Shareholder and acquired by the Offeror free and clear of all liens, charges, encumbrances, claims and equities and together with all rights and benefits arising therefrom, including, without limitation, the right to any and all dividends, distributions, payments, securities, rights (including SRP Rights), assets or other interests that may be declared, paid, issued, distributed, made or transferred on or after the date of the Offer, on or in respect of the Common Shares. If on or after the date of the Offer Virtek should declare, make or pay any Distribution (in respect of the Common Shares accepted for purchase pursuant to the Offer) which is payable or distributable to the Shareholders on a record date which is prior to the date of transfer of such Common Shares into the name of the Offeror or its nominees or transferees on the share registers maintained by or on behalf of Virtek, then without prejudice to the Offeror’s rights under Section 4 of the Offer to Purchase, “Conditions of the Offer”, the undersigned acknowledges that: (a) in the case of any cash dividend, distribution or payment in respect of the Common Shares that does not exceed the purchase price per Common Share, the consideration payable per Common Share pursuant to the Offer will be reduced by the amount of any such dividend, distribution or payment; and (b) in the case of any cash dividend, distribution or payment in respect of the Common Shares that exceeds the purchase price per Common Share, or in the case of any other Distribution, the whole of any such Distribution will be received and held by the undersigned for the account of and for the benefit of the Offeror and will be promptly remitted and transferred by the undersigned to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to all rights and privileges as owner of any such Distribution and may withhold the entire purchase price payable by the Offeror pursuant to the Offer or deduct from the purchase price payable by the Offeror pursuant to the Offer the amount or value of the Distribution, as determined by the Offeror in its sole discretion.

If the Separation Time does not occur before the Expiry Time, a deposit of Common Shares will also constitute a deposit of the associated SRP Rights. If the Separation Time occurs before the Expiry Time and Rights Certificates are distributed by Virtek to Shareholders prior to the time that the undersigned’s Common Shares are deposited under the Offer, in order for the Common Shares to be validly deposited, Rights Certificate(s) representing SRP Rights equal in number to the number of Common Shares deposited must be delivered to the Depositary. If the Separation Time occurs before the Expiry Time and Rights Certificates are not distributed by the time that the undersigned deposits its Common Shares under the Offer, the undersigned may deposit its SRP Rights before receiving Rights Certificate(s) by using the guaranteed delivery procedure set forth in the Offer to Purchase and the Notice of Guaranteed Delivery.

In any case, a deposit of Common Shares constitutes an agreement by the undersigned to deliver Rights Certificate(s) representing SRP Rights equal in number to the number of Common Shares deposited under the Offer to the Depositary on or before the third trading day on the TSX after the date, if any, that Rights Certificates are distributed. The Offeror reserves the right to require, if the Separation Time occurs before the Expiry Time that the Depositary receives from the undersigned, prior to taking up the Common Shares for payment pursuant to the Offer, Rights Certificate(s) representing SRP Rights equal in number to the Common Shares deposited by the undersigned.

The undersigned irrevocably appoints, effective on and after the date the Offeror takes up and pays for the Deposited Securities (which securities upon being taken up and paid for are, together with any Distributions thereon, hereinafter referred to as “Purchased Securities”), each director and officer of the Offeror and any other person designated by the Offeror in writing (each an “Appointee”) as the true and lawful agents, attorneys and attorneys-in-fact and proxies of the undersigned with respect to the Deposited Securities with full power of substitution and resubstitution (such power of attorney, being coupled with an interest, being irrevocable).

The undersigned irrevocably authorizes any Appointee, in the name and on behalf of the undersigned: (a) to register or record the transfer and/or cancellation of such Purchased Securities (to the extent consisting of securities) on the appropriate register maintained by or on behalf of Virtek; (b) for as long as any of such Purchased Securities are registered or recorded in the name of the undersigned, to exercise any and all rights of the undersigned, including, without limitation, to vote, execute and deliver any and all instruments of proxy, authorizations or consents in form and on terms satisfactory to the Offeror in respect of any or all Purchased Securities, revoke any such instrument, authorization or consent to designate in such instrument, authorization or consent any person or persons as the proxy of the undersigned in respect of the Purchased Securities for all purposes including, without limitation, in connection with any meeting or meetings (whether annual, special or otherwise or any adjournment thereof, including without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of Virtek; (c) to execute, endorse and negotiate, for and in the name of and on behalf of the undersigned, any and all cheques or other instruments representing any Distribution payable to or to the order of, or endorsed in favour of, the undersigned; and (d) to exercise the rights of a Shareholder with respect to such Purchased Securities, all as set forth in this Letter of Acceptance and Transmittal.

The undersigned revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Securities or any Distributions. No subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, will be granted with respect to the Deposited Securities or any Distributions by or on behalf of the undersigned, unless the Deposited Securities are not taken up and paid for under the Offer.

The undersigned agrees not to vote any of the Purchased Securities at any meeting (whether annual, special or otherwise or any adjournment thereof, including without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of Virtek and not to exercise any of the other rights or privileges attaching to such Purchased Securities. The undersigned agrees further to execute and deliver to the Offeror any and all instruments of proxy, authorizations or consents in respect of all or any such Purchased Securities. The undersigned agrees further to appoint in any such instruments of proxy, authorizations or consents, the person or persons specified by the Offeror as the proxy of the holder of the Purchased Securities. The undersigned agrees that upon such appointment, all prior proxies and other authorizations (including, without limitation, all appointments of any agent, attorney or attorney-in-fact) or consents given by the undersigned will be revoked and no subsequent proxies or other authorizations or consents may be given by the undersigned with respect thereto.

The undersigned covenants and agrees to execute, upon request by the Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities to the Offeror.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Acceptance and Transmittal may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned in this Letter of Acceptance and Transmittal shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, the deposit of Common Shares pursuant to this Letter of Acceptance and Transmittal is irrevocable.

All payments under the Offer will be made in Canadian dollars.

Settlement with each Shareholder who has deposited Common Shares under the Offer will be made by the Depositary issuing or causing to be issued a cheque payable in Canadian funds in the amount to which the person depositing Common Shares is entitled. Unless otherwise directed in this Letter of Acceptance and Transmittal, the cheque will be issued in the name of the registered holder of the Common Shares so deposited. Unless the person depositing the Common Shares instructs the Depositary to hold the cheque for pick-up by checking the appropriate box in this Letter of Acceptance and Transmittal, the cheque will be forwarded by first class mail, postage prepaid, to such person at the address specified in this Letter of Acceptance and Transmittal. If no such address is specified, the cheque will be sent to the address of the holder as shown on the register of Shareholders maintained by or on behalf of Virtek. Cheques mailed in accordance with this paragraph will be deemed to be delivered at the time of mailing.

The undersigned understands and acknowledges that payment for Common Shares deposited and taken up by the Offeror will be made only after timely receipt by the Depositary of (a) certificate(s) representing the Common Shares, (b) this Letter of Acceptance and Transmittal, or a manually signed facsimile thereof, properly completed and duly executed, covering such Common Shares with the signature(s) guaranteed in accordance with the instructions set out in this Letter of Acceptance and Transmittal and (c) any other required documents. The undersigned also understands and acknowledges that under no circumstances will interest accrue or be paid by the Offeror or the Depositary to persons depositing Common Shares on the purchase price of Common Shares purchased by the Offeror, regardless of any delay in making such payment.

If any deposited Common Shares are not taken up and paid for by the Offeror pursuant to the terms and conditions of the Offer for any reason or if certificates are submitted for more Common Shares than are deposited, certificates for Common Shares not purchased will be returned at the Offeror’s expense as soon as practicable after the Expiry Time or withdrawal and early termination of the Offer, by sending certificates representing the Common Shares not purchased by first-class mail in the name of and to the address specified by the Shareholder in the Letter of Acceptance and Transmittal or, if such name or address is not so specified, in such name and to such address as shown on the share register maintained by or on behalf of Virtek.

By reason of the use by the undersigned of an English language form of Letter of Acceptance and Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Acceptance and Transmittal, as well as all documents related thereto, be drawn up exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné est présumé avoir requis que tout contrat attesté par les offres acceptée par cette lettre d’acceptation et d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

BLOCK A

ISSUE CHEQUE IN NAME OF AND RETURN VIRTEK SHARE CERTIFICATES TO:

(please print)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

(Telephone – Business Hours)

(Social Insurance or Social Security Number)

BLOCK B SEND CHEQUE TO (Unless Block “C”): ☐ Same address as Block A or to: (Name) (Street Address and Number) (City and Province or State) (Country and Postal (Zip) Code)

BLOCK C ☐ HOLD CHEQUE FOR PICK UP AT OFFICES OF THE DEPOSITARY WHERE THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IS DEPOSITED

BLOCK D

☐	CHECK HERE IF COMMON SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TORONTO OFFICE OF THE DEPOSITARY AND COMPLETE THE FOLLOWING: (please print or type)

Name of Registered Holder

Date of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

Shareholder Signature

By signing below, the undersigned expressly agrees to the terms and conditions set forth above.

Signature guaranteed by (if required under Instruction 4):	Dated: , 2008

Authorized Signature	Signature of Shareholder or Authorized Representative (See Instructions 3, 4 and 5)

Name of Guarantor (please print or type)	Name of Shareholder (please print or type)

Address (please print or type)	Name of Authorized Representative, if applicable (please print or type)

Daytime telephone number and facsimile number of Shareholder or Authorized Representative

BLOCK F

FOR SHAREHOLDERS WHO ARE UNITED STATES PERSONS

SUBSTITUTE

FORM W-9

Name:

Business Name, if different from above:

Check appropriate Box:	☐ Individual/Proprietor	☐ Corporation
	☐ Partnership	☐ Other

Address:

            To be completed by Shareholders who are “United States persons” (see Instruction 8)

Under penalties of perjury, I certify that:

1.	The social security or other taxpayer identification number stated below is my correct taxpayer identification number (or I am waiting for a number to be issued to me);

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the United States Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. person (including a U.S. resident alien).

Certification Instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid back-up withholding.

Signature	Date

Taxpayer Identification Number

NOTE: FAILURE TO COMPLETE THIS BLOCK F OR TO PROVIDE THE OFFEROR WITH A SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENT TO YOU PURSUANT TO THE OFFER.

INSTRUCTIONS

1.	Use of Letter of Acceptance and Transmittal

This Letter of Acceptance and Transmittal (or a manually signed facsimile thereof) properly completed and duly executed as required by the instructions set forth below, together with accompanying certificates representing the Common Shares and all other documents required by the instructions set out below must be received by the Depositary at any of the offices specified below at or prior to 11:59 p.m. (Toronto time) on August 1, 2008 unless the Offer is extended or withdrawn (the “Expiry Time”) or unless the procedures for guaranteed delivery set out in Instruction 2 below are employed.

The method used to deliver this Letter of Acceptance and Transmittal, any accompanying certificates representing the Common Shares and all other required documents is at the option and risk of the person depositing the same, and such documents will not be considered delivered unless they have been physically received at one of the addresses listed for the Depositary set forth below. The Offeror recommends that all such documentation be hand delivered to the Depositary at one of the offices set out below, and a receipt obtained or, if mailed, that registered mail, with return receipt requested, be used and that proper insurance be obtained.

Shareholders whose Common Shares are registered in the name of a nominee should contact their broker, investment dealer, bank, trust company or other nominee if they wish to accept the Offer.

2.	Procedures for Guaranteed Delivery

If a Shareholder wishes to deposit Common Shares pursuant to the Offer and the certificate(s) representing such Common Shares are not immediately available or the Shareholder is not able to deliver the certificates and all other required documents to the Depositary at or prior to the Expiry Time, such Common Shares may nevertheless be deposited under the Offer provided that all of the following conditions are met:

(a)	the deposit is made by or through an Eligible Institution (as defined below);

(b) a Notice of Guaranteed Delivery (printed on green paper) in the form accompanying the Offer to Purchase or a manually signed facsimile thereof, properly completed and duly executed, including a guarantee by an Eligible Institution in the form specified in the Notice of Guaranteed Delivery, is received by the Depositary at its office in Toronto as set out in the Notice of Guaranteed Delivery, at or prior to the Expiry Time; and

(c) the certificate(s) representing the deposited Common Shares, in proper form for transfer, and, if the Separation Time has occurred before the Expiry Time and Rights Certificates have been distributed to Shareholders before the Expiry Time, the Rights Certificate(s) representing the deposited SRP Rights, together with a Letter of Acceptance and Transmittal (or a manually signed facsimile thereof), properly completed and duly executed as required by the Instructions set out in this Letter of Acceptance and Transmittal (including signature guarantee if required by Instruction 4 below), covering the deposited Common Shares and all other documents required thereby, are received by the Depositary at its office in Toronto, Ontario specified in the Notice of Guaranteed Delivery on or before 5:00 p.m. (Toronto time) on the third trading day on the TSX after the Expiry Time; and

(d) in the case of SRP Rights where the Separation Time has occurred before the Expiry Time but Rights Certificates have not been distributed to Shareholders before the Expiry Time, the Rights Certificate(s) representing the deposited SRP Rights, together with a Letter of Acceptance and Transmittal (or a manually signed facsimile thereof), properly completed and executed as required by the instructions set out in this Letter of Acceptance and Transmittal (including signature guarantee if required by Instruction 4 below) and all other documents required thereby, are received by the Depositary at its office in Toronto, Ontario specified in the Notice of Guaranteed Delivery on or before 5:00 p.m. (Toronto time) on the third trading day on the TSX after Rights Certificates are distributed to Shareholders.

To be effective, the Notice of Guaranteed Delivery must be delivered by hand or mail or transmitted by facsimile to the Depositary at its office in Toronto as set out in the Notice of Guaranteed Delivery and must include a guarantee of an Eligible Institution in the form set out in the Notice of Guaranteed Delivery. Delivery of a Notice of Guaranteed Delivery and this Letter of Acceptance and Transmittal and accompanying Common Share certificates to any office other than the Toronto office of the Depositary does not constitute delivery for the purpose of satisfying a guaranteed delivery.

An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the National Association of Securities Dealers or banks and trust companies in the United States.

3.	Signatures

This Letter of Acceptance and Transmittal must be completed and executed by the holder of Common Shares accepting the Offer described above or by such holder’s duly authorized representative (in accordance with Instruction 5).

(a)	If this Letter of Acceptance and Transmittal is executed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Acceptance and Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Acceptance and Transmittal.

(b)	If this Letter of Acceptance and Transmittal is executed by a person other than the registered owner(s) of the accompanying certificate(s) or if cheque(s) are to be issued to a person other than the registered owner(s):

(i)	such deposited certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

(ii)	the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4 below.

4.	Guarantee of Signatures

If this Letter of Acceptance and Transmittal is executed by a person other than the registered holder of the Deposited Securities, if the cheque(s) are to be issued to a person other than the registered owner(s) or sent to an address other than the address of the registered owner(s) as shown in the appropriate share register maintained by or on behalf of Virtek, or if the certificates representing Common Shares deposited or purchased under the Offer are to be returned to a person other than the registered owner(s) or sent to an address other than the address of the registered owner(s) as shown in the appropriate share register maintained by or on behalf of Virtek, such signature must be guaranteed by an Eligible Institution, or in some other manner acceptable to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

5.	Fiduciaries, Representatives and Authorizations

Where this Letter of Acceptance and Transmittal or any certificate or share transfer or power of attorney is executed by a person on behalf of an executor, administrator, trustee, guardian, attorney-in-fact, agent, corporation, partnership or association, or is executed by any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and this Letter of Acceptance and Transmittal must be accompanied by satisfactory evidence of the authority to act. Either the Offeror or the Depositary, at their discretion, may require additional evidence of appointment or authority or additional documentation.

6.	Partial Tenders

If less than the total number of Common Shares evidenced by any certificate submitted is to be deposited pursuant to the Offer, enter the number of Common Shares to be deposited in the appropriate space on this Letter of Acceptance and Transmittal. In such case, new certificate(s) for the number of Common Shares not deposited will be sent to the registered holder unless otherwise provided as soon as practicable after the Expiry Time. The total number of Common Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.

7.	Substitute Form W-9

Subject to the last paragraph of this Instruction 7, each Shareholder that is a “United States person,” as such term is defined in Section 7701(a)(30) of the Code, is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 which is provided in Block F, and to certify whether such holder is subject to backup withholding of U.S. federal income tax. If a Shareholder that is a “United States person” has been notified by the IRS that such holder is subject to backup withholding, such holder must cross out item 2 of the Substitute Form W-9, unless such holder has since been notified by the IRS that such holder is no longer subject to backup withholding. Failure to provide the information in the Substitute Form W-9 may subject a Shareholder that is a “United States person” to 28% U.S. federal income tax withholding on any payment to such holder made in connection with the purchase of such holder’s Common Shares. If the correct TIN is not provided, such holder may be subject to penalties imposed by the IRS and to backup withholding. Failure to comply with the backup withholding requirements may also result in the imposition of criminal and/or civil fines and penalties.

If a Shareholder that is a “United States person” has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN in the Substitute Form W-9, and sign and date the Substitute Form W-9. If “Applied For” is written in the Substitute Form W-9 and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% on all payments to such holder made in connection with the purchase of such holder’s Common Shares until a TIN is provided to the Depositary.

Backup withholding is not an additional tax; rather the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Certain Shareholders that are “United States persons” may be exempt from the backup withholding and reporting requirements discussed above. Examples of such holders include, among others, corporations and certain tax-exempt organizations. Shareholders who are not “United States persons” and that receive or deliver this Letter of Acceptance and Transmittal at or from an address within the United States, or that receive payment for the purchase of their Common Shares within the United States under the Offer must submit a properly completed IRS Form W-8, signed under penalties of perjury, attesting to such holder’s exempt status.

A U.S. HOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH IN THIS LETTER OF ACCEPTANCE AND TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFER.

8.	Miscellaneous

(a)	If the space on this Letter of Acceptance and Transmittal is insufficient to list all certificates for Deposited Securities or SRP Rights, if applicable, additional certificate numbers and number of Deposited Securities and SRP Rights may be included on a separate signed list affixed to this Letter of Acceptance and Transmittal.

(b)	If Deposited Securities are registered in different forms (e.g., ‘John Doe’ and ‘J. Doe’) a separate Letter of Acceptance and Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits will be accepted. All depositing Shareholders by execution of this Letter of Acceptance and Transmittal (or a manually signed facsimile thereof) waive any right to receive any notice of acceptance of Deposited Securities for payment except as required by applicable law.

(d)	All questions as to validity, form, eligibility (including timely receipt) and acceptance of any Deposited Securities under the Offer and of any notice of withdrawal will be determined by the Offeror in its sole discretion and that such determination shall be final and binding. The Offeror reserves the absolute right to reject any and all Deposited Securities (and/or any Distributions) that it determines not to be in proper form or that may be unlawful to accept under the laws of any jurisdiction. The Offeror reserves the absolute right to waive any defects or irregularities in the deposit of any Deposited Securities (and/or Distributions). There shall be no duty or obligation on the Offeror or the Depositary or any other person to give notice of any defects or irregularities in any deposit and no liability shall be incurred by any of them for failure to give such notice. The Offeror’s interpretation of the terms and conditions of the Offer to Purchase, the Circular, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery will be final and binding. The Offeror reserves the right to permit the Offer to be accepted in a manner other than as set forth in the Offer.

(e)	The Offeror will not pay any fees or commissions to any broker, dealer or any other person for soliciting deposits of Common Shares pursuant to the Offer (other than to the Depositary and the Information Agent).

(f)	The Offer and all contracts resulting from the acceptance of the Offer shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. The holder of the Common Shares covered by this Letter of Acceptance and Transmittal hereby unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario.

Additional copies of the Offer, the Circular, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be obtained from the Depositary at its addresses listed on the last page of this Letter of Acceptance and Transmittal.

9.	Lost Certificates

If a share certificate or rights certificate, if applicable, has been lost or destroyed, this Letter of Acceptance and Transmittal should be completed as fully as possible and forwarded together with a letter describing the loss, to the Depositary. The Depositary will forward such letter to Virtek’s transfer agent so that the transfer agent may provide replacement instructions. If a certificate has been lost or destroyed, please ensure that you provide your telephone number and your e-mail address to the Depositary or Virtek’s transfer agent so that they may contact you.

10.	Privacy Notice

The Depositary is committed to protecting personal information received from its clients. In the course of providing services to its clients, the Depositary receives certain non-public personal information. This information could include an individual’s name, address, social insurance number, securities holdings and other financial information. The Depositary uses this information for lawful purposes relating to its services. The Depositary has prepared a Privacy Code relating to information practices and privacy protection. It is available at computershare.com, or by writing the Depositary at the addresses indicated below. The Depositary will use the information provided on this form in order to process the undersigned Shareholder’s request and will treat the Shareholder’s signature(s) on this form as such Shareholder’s consent to the above.

THIS LETTER OF ACCEPTANCE AND TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE (TOGETHER WITH CERTIFICATES FOR DEPOSITED SECURITIES, INCLUDING SRP RIGHTS, IF APPLICABLE, AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO THE EXPIRY TIME.

The Depositary is:

COMPUTERSHARE INVESTOR SERVICES INC.

By Mail

P.O. Box 7021

31 Adelaide St E

Toronto, ON M5C 3H2

Attention: Corporate Actions

By Registered Mail, Hand or by Courier

100 University Avenue

9th Floor

Toronto, ON M5J 2Y1

Attention: Corporate Actions

Toll Free (North America): 1-800-564-6253

Overseas: 1-514-982-7555

E-Mail: corporateactions@computershare.com

Montreal		Vancouver	Calgary
By Hand	By Hand, Registered Mail or by Courier	By Hand, Registered Mail or by Courier	By Hand, Registered Mail or by Courier
650 de Maisonneuve Blvd. W. Suite 700 Montreal, QC H3A 3S8	1500 University Street Suite 700 Montreal, QC H3A 3S8	510 Burrard Street 2ND Floor Vancouver, BC V6C 3B9	Western Gas Tower Suite 600 530 = 8th Avenue S.W. Calgary, AB 2P 3S8

Any questions and requests for assistance may be directed by holders of Common Shares to the Depositary at its respective telephone numbers and locations set out above.